UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 31, 2008
(Date of earliest event reported)

LECTEC CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 0-16159

Minnesota	41-1301878
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5610 Lincoln Drive, Edina, Minnesota 55436
(Address of principal executive offices, including zip code)

(952) 933-2291
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial.

The following information is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Excahnge Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of LecTec Corporation’s (the “Company”) announcement regarding financial results of the Company for the three and twelve months ended December 31, 2007 and 2006, as presented by the Company’s press release dated March 31, 2008.

Item 9.01. Financial Statements and Exhibits.

The following information is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Excahnge Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

99.1 Press release dated March 31, 2008, of LecTec Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECTEC CORPORATION

By:	/s/ Judd A. Berlin
Judd A. Berlin Chief Executive Officer and Chief Financial Officer

Date: April 1, 2008